SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2001

Leap Wireless International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29752	33-0811062
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

10307 Pacific Center Court, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 882-6000

Item 5. Other Events.
SIGNATURE

     This Amendment No. 1 to Current Report on Form 8-K/A is filed by Leap Wireless International, Inc., a Delaware corporation (“Leap” or the “Company”), to correct the following information contained in the supplementary disclosures included in the Company’s Form 8-K dated October 24, 2001 reporting results for the third quarter of fiscal year 2001:

(a)	The entry in the column headed “Launched as of 9/30/01” in the Supplementary Disclosures, 40 Market Plan table, with respect to Salem, Oregon, which was launched 10/18/01; and

(b)	The “Licensed POPs (2001 est.)” reported in the Supplementary Disclosures, 40 Market Plan table, replacing 1998 POP estimates with 2001 POP estimates.

Item 5. Other Events.

     On October 24, 2001, Leap announced its financial and certain other operational results for the quarter ended September 30, 2001 as set forth below.

     The Company reported that during the quarter, it added more than one quarter million net new customers to its Cricket service, bringing the total customers using Cricket service to more than 724,000 at the end of the third fiscal quarter of 2001, representing a 90% quarter-over-quarter increase in net additions. Leap ended the quarter with service offered in 25 markets across the country.

     Cricket operational highlights from the third quarter of 2001 included:

•	Leap launched an additional five markets — Phoenix, Arizona; Fayetteville, Arkansas; Denver, Colorado; Boise, Idaho; and Dayton, Ohio—bringing the total potential customers covered by Cricket service to approximately 19.5 million (2001 POPs) at the end of the quarter. After the end of the quarter, Leap launched Cricket service in Omaha, Nebraska and Salem, Oregon and expects to launch service in its Reno, Nevada and Toledo, Ohio markets on October 25, 2001.

•	Billed average revenue per user per month (ARPU) across all of Leap’s operational markets rose to approximately $37, compared to the approximately $36 reported for the second quarter of 2001.

•	Overall cost per gross customer addition (CPGA), including pre-launch marketing expenses, was approximately $243.

     Key financial performance measures for the third fiscal quarter were as follows:

•	Total operating revenues for Leap’s U.S. operations were $66.7 million, an increase of $18.9 million over the $47.8 million reported for the previous quarter. Service revenue rose to $57.2 million, an increase of 45 percent over that reported for the second fiscal quarter of 2001.

•	Consolidated operating loss before interest, taxes, depreciation and amortization (EBITDA), was $85.3 million, an increase from the EBITDA loss of $56.6 million reported for the previous quarter. Cricket’s rapid growth during the third quarter was the primary factor in the increase in the consolidated EBITDA loss during the third quarter.

•	Leap’s consolidated net loss was $160.7 million, or $4.43 per share, compared to a net loss of $128.5 million, or $3.91 per share, in the prior quarter, also largely as a result of Cricket’s rapid growth during the third quarter. Of the $4.43 net loss per share reported in the third quarter, $0.39 was the result of Leap’s share of losses for Pegaso Telecomunicaciones, S.A. de C.V. (“Pegaso”), the Mexican wireless company in which Leap has a 20% stake, recognized under the equity method of accounting.

•	Leap’s total cash and cash equivalents, investments, and deposits on pending wireless license acquisitions as of September 30, 2001 were $430.7 million.

•	Leap’s property and equipment, net of depreciation, rose to $858.3 million at September 30, 2001, an increase of $171.8 million over that reported at June 30, 2001.

Other Highlights:

•	Slice Milestones — During the third quarter, Leap expanded both the markets served and the content provided by Slice, the first product offered by its subsidiary, the Telephone Entertainment Network, Inc. Slice service delivers short “voice clips” of local news and events, movie reviews, sports, weather, traffic, bargains and more directly to customers’ wireless phones before their local calls connect. During the third quarter, Leap launched Slice in two new markets, Phoenix, Arizona and Albuquerque, New Mexico, bringing the total markets in which this service is offered to four, including Chattanooga and Nashville, Tennessee, where Slice was launched in the second quarter of 2001. Leap has signed an agreement between the Telephone Entertainment Network and Metro Networks, a wholly-owned subsidiary of Westwood One, which is a leading provider of content and information. Under the agreement, Westwood One provides Leap with feeds of regularly updated local and national content for its Slice customers, including news, traffic, weather and sports updates tailored to specific local markets. Leap has added advertisers using Slice service to promote their businesses, ending the quarter with a total of 62 advertisers, including major national brands as well as regional and local retail locations, in the four markets in which Slice is offered. During the third fiscal quarter, Leap also received its first subscriber based revenue from Slice, which is currently available to Cricket customers in the four markets in which Slice is offered for $2.95 per month after a 60-day free trial period. At the end of the third quarter, the average conversion rate of customers after their 60-day free trial was approximately 33 percent.

•	Spectrum — During the third fiscal quarter, Leap, as part of its plan to maximize the value of its spectrum assets, announced that it signed an agreement to sell 15 MHz of its spectrum in Salt Lake City and Provo, Utah, to Cingular Wireless for $140 million in cash. Leap will retain 15 MHz of spectrum, which Leap believes is adequate for its needs in this market. In October, the Federal Communications Commission (FCC) approved the transfer of these licenses to Cingular Wireless and Leap expects this sale to close in the fourth quarter.

•	International Operations — Pegaso reported that its customer base grew to more than 791,000 at the end of September 2001. During the third quarter, Leap invested an additional $10.5 million in Pegaso as part of the $29.4 million Leap committed to invest into the Mexican wireless carrier to support its future growth and working capital needs. This additional investment brings Leap’s total investment in Pegaso under this additional commitment to $20.5 million.

Forward-Looking Statements

     Except for the historical information contained herein, this report contains “forward-looking statements” reflecting management’s current forecast of certain aspects of Leap’s future. Some forward-looking statements can be identified by forward-looking words such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” and similar expressions. This report is based on current information, which we have assessed but which by its nature is dynamic and subject to rapid and even abrupt changes. Our actual results could differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with our business. Factors that could cause actual results to differ include, but are not limited to: changes in the economic conditions of the various markets our subsidiaries serve which could adversely affect the market for wireless services; our ability to access capital markets; a failure to meet the operational, financial or other covenants contained in our credit facilities; our ability to rollout networks in accordance with our plans, including receiving equipment and backhaul and interconnection facilities on schedule from third parties; failure of network systems to perform according to expectations; the effect of competition; the acceptance of our product offering by our target customers; our ability to retain customers; our ability to maintain our cost, market penetration and pricing structure in the face of competition; technological challenges in developing wireless information services and customer acceptance of such services if developed; our ability to integrate the businesses and technologies we acquire; rulings by courts or the FCC adversely affecting our rights to own and/or operate certain wireless licenses; and other factors detailed in the section entitled “Risk Factors” included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001 and in our other SEC filings. The forward-looking statements should be considered in the context of these risk factors. Investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LEAP WIRELESS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	September 30,	December 31,
	2001	2000

	(Unaudited)
Assets
Cash and cash equivalents	$300,303	$338,878
Restricted cash equivalents	—	13,575
Short-term investments	42,189	199,106
Inventories	34,831	9,032
Notes receivable, net	33,284	138,907
Other current assets	15,833	12,746

Total current assets	426,440	712,244
Property and equipment, net	858,258	430,193
Investment in unconsolidated wireless operating company	—	34,691
Wireless licenses, net	687,634	265,635
Goodwill and other intangible assets, net	45,298	30,297
Restricted investments	54,182	51,896
Deposits for wireless licenses	85,000	91,772
Other assets	31,458	30,679

Total assets	$2,188,270	$1,647,407

Liabilities and Stockholders’ Equity
Accounts payable and accrued liabilities	$72,922	$58,735
Other current liabilities	103,234	65,690

Total current liabilities	176,156	124,425
Long-term debt	1,510,161	897,878
Other long-term liabilities	66,173	41,846

Total liabilities	1,752,490	1,064,149

Stockholders’ equity:
Preferred stock	—	—
Common stock	3	3
Additional paid-in capital	1,147,032	893,401
Unearned stock-based compensation	(6,201)	(10,019)
Accumulated deficit	(706,555)	(302,898)
Accumulated other comprehensive income	1,501	2,771

Total stockholders’ equity	435,780	583,258

Total liabilities and stockholders’ equity	$2,188,270	$1,647,407

LEAP WIRELESS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended

	September 30,

	2001	2000	2001	2000

Revenues:
Service revenues	$57,240	$5,296	$122,449	$31,542
Equipment revenues	9,453	2,244	28,843	4,513

Total revenues	66,693	7,540	151,292	36,055

Operating expenses:
Cost of service	(27,297)	(5,506)	(57,003)	(14,276)
Cost of equipment	(53,197)	(4,883)	(116,632)	(30,845)
Selling and marketing	(32,181)	(4,113)	(70,982)	(15,730)
General and administrative	(39,290)	(15,061)	(96,691)	(57,445)
Depreciation and amortization	(33,494)	(3,573)	(68,792)	(17,251)

Total operating expenses	(185,459)	(33,136)	(410,100)	(135,547)

Operating loss	(118,766)	(25,596)	(258,808)	(99,492)
Equity in net loss of investments in and loan receivable from unconsolidated wireless operating companies	(14,264)	(25,249)	(57,562)	(72,001)
Interest income	4,850	16,934	23,623	33,938
Interest expense	(44,258)	(28,437)	(123,709)	(80,908)
Foreign currency transaction gains (losses)	136	1,378	(1,139)	13,099
Minority interest	—	—	—	1,762
Gain on sale of subsidiary	—	—	—	313,432
Gain on issuance of stock by unconsolidated wireless operating company	—	6,898	—	32,602
Other income, net	12,405	—	15,981	216

Income (loss) before income taxes and extraordinary items	(159,897)	(54,072)	(401,614)	142,648
Income taxes	(845)	—	(2,043)	(34,548)

Income (loss) before extraordinary items	(160,742)	(54,072)	(403,657)	108,100
Extraordinary loss on early extinguishment of debt	—	—	—	(4,737)

Net income (loss)	$(160,742)	$(54,072)	$(403,657)	$103,363

Basic net income (loss) per common share:
Income (loss) before extraordinary items	$(4.43)	$(2.04)	$(12.27)	$4.35
Extraordinary loss	—	—	—	(0.19)

Net income (loss)	$(4.43)	$(2.04)	$(12.27)	$4.16

Diluted net income (loss) per common share:
Income (loss) before extraordinary items	$(4.43)	$(2.04)	$(12.27)	$3.36
Extraordinary loss	—	—	—	(0.15)

Net income (loss)	$(4.43)	$(2.04)	$(12.27)	$3.21

Shares used in per share calculations:
Basic	36,310	26,524	32,909	24,826

Diluted	36,310	26,524	32,909	32,134

LEAP WIRELESS INTERNATIONAL, INC.

SUPPLEMENTARY DISCLOSURES
OPERATIONAL METRICS
(UNAUDITED)

	As of and for the Quarter Ended

	September 30,	June 30,	March 31,
	2001	2001	2001

Gross additions	301,189	179,883	163,929
Deactivations	48,792	47,026	17,364
Net additions	252,397	132,857	146,565
End of period customers	724,458	472,061	339,204
Weighted average customers	560,544	394,124	262,048
CPGA	$243	$245	$214
Equipment subsidy associated with customer gross additions (in 000s)	$42,106	$23,063	$18,636
Selling & marketing associated with customer gross additions (in 000s)	$31,209	$20,985	$16,504
Covered POPs (2001 estimate in millions)	19.5	12.9	9.5
Penetration of covered POPs	3.7%	3.7%	3.6%
Cumulative markets launched	25	20	14
Cumulative BTAs launched	28	23	17
Cell sites in service	1,562	1,132	753

LEAP WIRELESS INTERNATIONAL, INC.

SUPPLEMENTARY DISCLOSURES
40 MARKET PLAN

			Launched as of	Licensed POPs	Covered POPs
State	Market	BTA	9/30/01	(2001 est.) (1)	(2001 est.) (1)

AR	Central Arkansas	Little Rock Pine Bluff Hot Springs	X X	971,470 154,091 140,502	413,673 64,331 49,263
	Fort Smith	Fort Smith(2)	X	330,029	112,735
	Jonesboro	Jonesboro		182,637	93,122
	Northwest Arkansas	Fayetteville(3)	X	332,638	182,644
AZ	Phoenix	Phoenix(4)	X	3,539,920	2,951,523
	Tucson	Tucson	X	857,246	756,722
CA	Modesto-Merced	Modesto Merced		507,765 230,409	348,579 153,741
	Visalia	Visalia		503,948	352,844
CO	Denver	Denver/Boulder	X	2,759,099	2,279,310
	North Colorado	Ft. Collins Greeley		256,324 184,429	213,919 145,495
	Pueblo	Pueblo	X	316,376	127,964
GA	Columbus	Columbus	X	366,390	182,420
	Macon	Macon	X	668,632	229,179
ID	Boise	Boise	X	596,255	369,827
KS	Wichita	Wichita	X	660,794	512,300
MI	Kalamazoo and	Kalamazoo		379,353	181,103
	Battle Creek	Battle Creek		241,424	78,530
	Flint	Flint		508,496	319,481
	Jackson	Jackson		205,759	112,377
NC	Charlotte	Charlotte	X	2,107,435	1,025,864
	Triad Area	Greensboro/ Winston-Salem	X	1,469,394	625,148
	Hickory	Hickory(5)	X	345,317	97,216

LEAP WIRELESS INTERNATIONAL, INC.

SUPPLEMENTARY DISCLOSURES
40 MARKET PLAN (cont.)

			Launched as of	Licensed POPs	Covered POPs
State	Market	BTA	9/30/01	(2001 est.) (1)	(2001 est.) (1)

NE	Lincoln	Lincoln		349,510	197,370
	Omaha	Omaha		998,073	567,720
NM	Albuquerque	Albuquerque(4) (6)	X	842,451	646,759
	Santa Fe	Santa Fe(7)	X	222,016	91,743
NV	Reno-Sparks and	Reno		601,268	351,108
	Carson City
NY	Buffalo	Buffalo		1,212,839	962,820
	Syracuse	Syracuse		780,393	513,720
OH	Dayton	Dayton/Springfield	X	1,221,056	858,783
	Toledo	Toledo Sandusky		789,824 139,491	510,564 74,070
OK	Tulsa	Tulsa	X	958,093	627,841
OR	Eugene	Eugene		325,831	246,192
	Salem	Salem		534,999	249,958
PA	Pittsburgh	Pittsburgh	X	2,469,722	2,264,798
TN	Chattanooga	Chattanooga(4)	X	572,258	327,581
	Knoxville	Knoxville	X	1,130,516	484,568
	Memphis	Memphis	X	1,565,645	976,263
	Middle Tennessee	Nashville(4) Clarksville	X X	1,785,651 268,476	1,017,184 120,806
UT	Wasatch Front	Salt Lake City/Ogden Provo	X X	1,652,234 384,722	1,372,417 328,395
WA	Spokane	Spokane	X	751,212	469,888

Total	40	48	28	38,372,412	25,239,858

(1)	Information relating to population and potential customers is based on 2001 population estimates provided by Easy Analytic Software, Inc. (EASI).

(2)	“Sister City” calling plan available with Northwest Arkansas market.

(3)	“Sister City” calling plan available with Fort Smith market.

(4)	Slice market.

(5)	“Sister City” calling plan available with Charlotte market.

(6)	“Sister City” calling plan available with Santa Fe market.

(7)	“Sister City” calling plan available with Albuquerque market.

###

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2001		LEAP WIRELESS INTERNATIONAL, INC.

	By:	/s/ THOMAS D. WILLARDSON
Thomas D. Willardson Senior Vice President, Finance and Treasurer